                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BROWN-FORMAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   [GRAPHIC]

                            Brown-Forman Corporation

            P. O. BOX 1080 - LOUISVILLE, KENTUCKY 40201 - 1080 - USA



      OWSLEY BROWN II
       CHAIRMAN AND
  CHIEF EXECUTIVE OFFICER


                                  June 30, 1999


Dear Brown-Forman Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of our
Stockholders:

                           Thursday, July 22, 1999
                           9:30 A.M. (Eastern Daylight Time)
                           Brown-Forman Conference Center
                           850 Dixie Highway
                           Louisville, Kentucky

By attending the meeting, you will have the opportunity to hear a discussion of our business over the past year and to ask questions.

I hope to see you on July 22. Whether or not you can attend, all Class A Stockholders are urged to fill in the attached voting card and return it to us. Your vote is very important.

                                   Sincerely,

                                   /s/ Owsley Brown

                                   [GRAPHIC]

                            Brown-Forman Corporation

                 850 DIXIE HIGHWAY - LOUISVILLE, KENTUCKY 40210



                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS

Brown-Forman Corporation will hold its annual meeting for holders of its Class A Common Stock IN THE CONFERENCE CENTER AT OUR CORPORATE OFFICES, 850 DIXIE HIGHWAY, LOUISVILLE, KENTUCKY, AT 9:30 A.M., LOUISVILLE TIME (EDT), ON THURSDAY, JULY 22, 1999.

We are holding this meeting to:

     - elect a board of eleven directors to hold office until the next annual stockholders' meeting;

     - approve additional shares for awards under the Omnibus Compensation Plan and authorize the continued use of the Plan's performance measures; and

     -    transact whatever other business may properly come before the meeting.

You can vote at the meeting if you held Class A Common Stock of record on our books at the close of business on June 14, 1999. Holders of Class B Common Stock may attend the meeting but may not vote. We will not close the stock transfer books. Class A stockholders can vote either in person or by proxy, which means you designate someone else to vote your shares.

FOR CLASS A STOCKHOLDERS, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE:

     -    SIGN AND DATE THE ENCLOSED PROXY CARD; AND

     -    RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

GIVING A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE YOUR SHARES IF YOU ATTEND THE MEETING AND DECIDE TO VOTE DIFFERENTLY IN PERSON. ONLY HOLDERS OF CLASS A COMMON STOCK MAY VOTE AT THE MEETING. WE ARE NOT ASKING FOR PROXY CARDS FROM HOLDERS OF CLASS B COMMON STOCK.

We enclose a copy of our Annual Report for the fiscal year ended April 30, 1999, for you to review.

                                        Louisville, Kentucky
                                        June 30, 1999


                                        By Order of the Board of Directors
                                        Michael B. Crutcher, Secretary

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS................................................................................................1

INTRODUCTION.........................................................................................................3
         Purpose. ...................................................................................................3
         Voting Stock................................................................................................3
         Voting Rights...............................................................................................3

ELECTION OF DIRECTORS................................................................................................4
         Standing Committees.........................................................................................5
         Directors' Meetings.........................................................................................5

STOCK OWNERSHIP......................................................................................................6
         Voting Stock Owned by "Beneficial Owners"...................................................................6
         Stock Owned by Directors and Executive Officers.............................................................7
         Section 16(a) Beneficial Ownership Reporting Compliance.....................................................7

EXECUTIVE COMPENSATION...............................................................................................8
         Compensation Committee Report...............................................................................8
         Summary Compensation Table.................................................................................10
         Restricted Shares:  Awarded, Vested, and Outstanding.......................................................11
         Option Grants under the Omnibus Compensation Plan..........................................................12
         Aggregated Option Values at End of Fiscal 1999.............................................................12

RETIREMENT PLAN DESCRIPTIONS........................................................................................13

DIRECTOR COMPENSATION...............................................................................................14

AMENDMENTS TO THE OMNIBUS COMPENSATION PLAN.........................................................................15

FIVE-YEAR PERFORMANCE GRAPH.........................................................................................17

OTHER INFORMATION...................................................................................................18
         Transactions with Management...............................................................................18
         Appointment of Independent Accountants.....................................................................18
         Other Proposed Action......................................................................................18
         Stockholder Proposals for 2000 Annual Meeting..............................................................18

Appendix to 1999 Proxy Statement...................................................................................A-1
         Sections 8.1 and 8.4 of the Omnibus Compensation Plan

QUESTIONS AND ANSWERS



Q:       WHAT IS THIS PROXY STATEMENT'S PURPOSE?

A: By law, we must give our stockholders certain basic information so they can vote knowledgeably at our annual stockholder meeting.


Q:       WHO CAN VOTE?

A: Holders of our Class A Common Stock as of June 14, 1999. Class B Common stockholders cannot vote.


Q:       WHAT AM I VOTING ON?

A: The election of all of our Board of Directors and one proposed action dealing with our Omnibus Compensation Plan. You may also vote on any other matter that is properly brought before the meeting.


Q:       WHAT IS THE PROXY CARD FOR?

A: By completing and signing the Proxy Card, you authorize the individuals named on the card to vote your shares for you.


Q:       WHAT IF I SUBMIT A PROXY CARD AND THEN CHANGE MY MIND ON HOW I WANT TO
         VOTE?

A: No problem. You can revoke your proxy by writing us or by attending the meeting and casting your vote in person.


Q:       WHO ARE THE NOMINEES FOR DIRECTORS?

A: We have eleven directors. All of them are running for re-election. We describe each director briefly in this Proxy Statement.


Q:       WHOM MAY I CALL WITH A QUESTION ABOUT THE ANNUAL MEETING?

A: For information about your stock ownership or for other stockholder services, please call Linda Gering, our Stockholder Services Manager, at 502-774-7690. For information about the meeting itself, please call Michael B. Crutcher, our Corporate Secretary, at 502-774-7631.

INTRODUCTION

--------------------------------------------------------------------------------
This section describes the purpose of this Proxy Statement, who can vote, and how to vote.
--------------------------------------------------------------------------------

PURPOSE. The Board of Directors of Brown-Forman Corporation is sending you this Proxy Statement in connection with the solicitation of proxies for use at the annual stockholders' meeting to be held on Thursday, July 22, 1999, at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky, at 9:30 A.M., Louisville time (EDT). On the Board's behalf, we ask you to sign and return the enclosed proxy.

Beginning on June 30, 1999, we will solicit proxies by mail. Our employees may solicit proxies by mail, phone, fax or in person. We will pay all solicitation costs. We will reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials to their principals.

VOTING STOCK. We have two classes of common stock, Class A and Class B. Only holders of Class A Common Stock can vote, except in unusual cases as provided by Delaware law. As of the record date, June 14, 1999, we had outstanding 28,988,091 shares of Class A Common Stock.

VOTING RIGHTS. If you were a Class A stockholder on June 14, 1999, and the books of our transfer agent reflect your stock ownership, you may cast one vote for each share recorded in your name. You may vote your shares either in person or by proxy. To vote by proxy, please mark, date, sign, and mail the proxy card we enclosed with this Proxy Statement.

Giving a proxy will not affect your right to vote your shares if you attend the meeting and want to vote in person. You may revoke a proxy at any time before it is voted, but only if our Secretary receives written notice of your revocation before your proxy is voted. We will vote all shares represented by effective proxies in accordance with the terms stated in the proxy.

A quorum to conduct business at the meeting consists of a majority of the outstanding Class A shares. To be elected, a director must receive a majority of the votes present at a meeting at which there is a quorum. Likewise, a majority of the shares represented at the meeting must approve any other matters brought to a vote at the meeting. We will treat shares voted as abstaining as present for determining the number of shares present, but as shares withheld from election of a director and against any other proposition coming before the meeting. If a broker holding your shares in street name indicates to us on a proxy card that he or she lacks discretionary authority to vote your shares, we will not consider your shares as present or voting for any purpose.

ELECTION OF DIRECTORS

--------------------------------------------------------------------------------
THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THE COMMITTEES THEY SERVE ON AND THEIR ATTENDANCE AT MEETINGS.
--------------------------------------------------------------------------------

During the past year, the board voted to increase its size to eleven from nine directors and elected Jerry E. Abramson and Dace Brown Stubbs to fill the new positions. At the Annual Meeting, you and our other shareholders will elect eleven directors. Once elected, a director holds office until the next annual election of directors or until his or her successor has been elected and qualified, unless he or she first resigns or reaches retirement age. All of our current directors are standing for re-election to the Board. The people named as proxies will vote the enclosed proxy FOR the election of all nominees below, unless you direct them on the proxy to withhold your vote. If any nominee becomes unable to serve before the meeting, the people named as proxies may vote for a substitute.

Here are the director nominees, their ages as of April 30, 1999, the years they began serving as directors, their business experience for the last five years, and their other directorships:

JERRY E. ABRAMSON, age 52, director since 1999. Of Counsel, Brown Todd &
         Heyburn, PLLC since January, 1999; Mayor of Louisville, Kentucky from January, 1986 to December, 1998.

BARRY D. BRAMLEY, age 61, director since 1996. Chairman, Lenox, Incorporated (a subsidiary of Brown- Forman) since July, 1998; Non-Executive Chairman of Cornwell Parker, PLC (High Wycombe, England) since March, 1998; Chairman and Chief Executive Officer of British-American Tobacco Company Ltd. (London, England) from April, 1988 to April, 1996; Director of BAT Industries, PLC (London, England) from April, 1988 until April, 1996. Other directorships: Anglia Maltings (Holdings), Ltd. and Skandinavisk Tobakskompagni A/S.

GEO. GARVIN BROWN III*, age 55, director since 1971. Chairman of Trans-Tek, Inc.
         since 1988.

OWSLEY BROWN II*, age 56, director since 1971. Our Chairman since July, 1995 and our Chief Executive Officer since July, 1993; our President from 1987 to 1995. Other directorships: LG&E Energy Corp. and NACCO Industries, Inc.

DONALD G. CALDER, age 61, director since 1995. President and CFO, G.L. Ohrstrom
         & Co., Inc., a private investment firm, since March, 1997; Vice President from October, 1996 to February, 1997; Partner of the predecessor partnership, G.L. Ohrstrom & Co., from 1970 to 1996; Chairman and CEO of Harrow Industries, Inc. from January, 1997 to March, 1999 and director from 1978 to March, 1999; Vice President (from 1981 to 1996), and director (from 1981 to present) of Roper Industries, Inc. Other directorships: Carlisle Companies Incorporated and Central Securities Corporation.

OWSLEY BROWN FRAZIER*, age 63, director since 1964. Our Vice Chairman since
         1983.


-------------------
         * Geo. Garvin Brown III and Dace Brown Stubbs are siblings. Dace Brown Stubbs and Geo. Garvin Brown III are first cousins of Owsley Brown II and Owsley Brown Frazier, who are themselves first cousins. Due to their positions as directors, their family relationships, and their beneficial ownership of our Class A Common Stock, each may be deemed a "control person" of Brown-Forman.

RICHARD P. MAYER, age 59, director since 1994. Retired; former Chairman and
         Chief Executive Officer of Kraft General Foods North America (now Kraft Foods Inc.) from 1989 to 1995. Other directorships: Dean Foods Company.

STEPHEN E. O'NEIL, age 66, director since 1978. Principal, The O'Neil Group, since May, 1991. Other directorships: Alger American Fund, Inc.; Alger Fund, Inc.; Castle Convertible Fund, Inc.; NovaCare, Inc.; NovaCare Employee Services, Inc.; and Spectra Fund, Inc.

WILLIAM M. STREET**, age 60, director since 1971. Our Vice Chairman since 1987.
         Other director ship: National City Bank of Kentucky.

DACE BROWN STUBBS*, age 52, director since 1999. Private investor.

JAMES S. WELCH, age 69, director since 1976. Of Counsel, Ogden Newell & Welch,
         Louisville, Kentucky, since 1998; Partner, Ogden Newell & Welch, 1959 to 1998. Other directorship: Hilliard-Lyons Trust Company.

STANDING COMMITTEES. The Board has an Audit Committee, which in fiscal 1999 was composed of outside directors James S. Welch (chairman,) Richard P. Mayer, and Stephen E. O'Neil. We also have a Compensation Committee, which in fiscal 1999 was composed of outside directors Stephen E. O'Neil (chairman,) Richard P. Mayer, and Donald G. Calder.

The Audit Committee:

         - recommends to the Board the engagement of independent accountants;

         - considers and approves the range of audit and non-audit services performed by independent accountants and the fees for such services;

         - reviews our policies and procedures on maintaining accounting records and the adequacy of our internal controls; and

         - reviews management's implementation of recommendations made by the independent accountants and internal auditors.

It met twice during fiscal 1999.

The Compensation Committee sets the compensation of our most highly paid officers and administers short and long term bonus awards to these officers under the Omnibus Compensation Plan. It met twice in fiscal 1999.

The Board has no standing nominating committee.

DIRECTORS' MEETINGS. The Board met six times during fiscal 1999. Each current director attended at least 75% of the aggregate number of Board and applicable committee meetings held in fiscal 1999. Two of our directors were elected in 1999, and both attended all Board meetings since their elections.


-------------------
         ** Because of Mr. Street's position as a director and executive officer, as well as his beneficial ownership of our Class A Common Stock, he may be considered a "control person" of Brown-Forman.

STOCK OWNERSHIP

--------------------------------------------------------------------------------
THIS SECTION DESCRIBES (A) PEOPLE WHO OWN BENEFICIALLY 5% OR MORE OF OUR VOTING STOCK AND (B) HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. UNDER THE SEC'S DEFINITION OF "BENEFICIAL OWNERSHIP," SOME SHARES ARE SHOWN AS OWNED BY MORE THAN ONE PERSON AND ARE THEREFORE COUNTED MORE THAN ONCE.
--------------------------------------------------------------------------------

VOTING STOCK OWNED BY "BENEFICIAL OWNERS." This table shows each "beneficial owner" of more than 5% of our Class A Common Stock, our only class of voting stock, as of April 30, 1999. The Securities and Exchange Commission defines "beneficial ownership" to include shares over which a person has sole or shared voting or investment power, as well as all shares underlying options that are exercisable within sixty days. Under this definition, "beneficial owners" may or may not receive any economic benefit (such as receiving either dividends or sale proceeds) from the shares attributed to them. USING THIS DEFINITION, SOME SHARES SHOWN BELOW ARE OWNED BY MORE THAN ONE PERSON. Some "beneficial owners" share voting and investment powers as members of advisory com mittees of certain trusts of which corporate fiduciaries are the trustees. Counting each share only once, the aggregate number of shares of Class A Common Stock beneficially owned by the people in this table is 20,849,790 shares, or 71.9% of the outstanding shares of that class.


===========================================================================================================================
                                                    AMOUNT AND NATURE OF "BENEFICIAL OWNERSHIP"
                                           --------------------------------------------------------------------
    NAME AND ADDRESS                       SOLE VOTING AND     SHARED VOTING AND     TOTAL SOLE AND SHARED VOT-  PERCENT OF
                                           INVESTMENT POWER     INVESTMENT POWER     ING AND INVESTMENT POWER       CLASS
===========================================================================================================================

W.L. LYONS BROWN, JR.
 501 So. Fourth Avenue
 Louisville, Kentucky                          408,042             14,059,009                      14,467,051        49.9%
OWSLEY BROWN FRAZIER
 850 Dixie Highway
 Louisville, Kentucky                          584,362             11,560,978                      12,145,340        41.9%
DACE BROWN STUBBS
 135 Sago Palm Road
 Vero Beach, Florida                             1,000              9,444,864                       9,445,864        32.6%
OWSLEY BROWN II
 850 Dixie Highway
 Louisville, Kentucky                          467,094              5,328,196                       5,795,290        19.9%
INA B. BOND
 8215 West U.S. Highway 42
 Skylight, Kentucky                            979,149              3,348,381                       4,327,530        14.9%
ROBINSON S. BROWN, JR.
 5208 Avish Lane
 Harrods Creek, Kentucky                       200,915              2,861,286                       3,062,201        10.6%
SANDRA A. FRAZIER
 424 Pennington Lane
 Louisville, Kentucky                          166,728              2,116,314                       2,283,042         7.9%
===========================================================================================================================

STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS. The following table shows the "beneficial ownership" as of April 30, 1999, by each director nominee, by each Named Executive Officer (as defined on page 8), and by all directors and executive officers as a group, of our Class A and Class B Common Stock.

==============================================================================================================================
                                          CLASS A COMMON STOCK                              CLASS B COMMON STOCK
                              ------------------------------------------------------------------------------------------------
                              VOTING & INVESTMENT POWER   SOLE & SHARED VOTING      INVESTMENT POWER          SOLE & SHARED
                                                           & INVESTMENT POWER                                INVESTMENT POWER
                              ------------------------------------------------------------------------------------------------
      NAME                       SOLE        SHARED        TOTAL        % OF       SOLE       SHARED         TOTAL       % OF
                                                                        CLASS                                            CLASS
==============================================================================================================================

Jerry E. Abramson                   140             0           140         *        138             0           138         *
Barry D. Bramley                    100             0           100         *      1,000             0         1,000         *
Geo. Garvin Brown III            52,009     1,298,251     1,350,260       4.7%     1,773        62,676        64,449         *
Owsley Brown II                 467,094     5,328,196     5,795,290      19.9%    30,875     4,706,220     4,737,095      11.8%
Donald G. Calder                  3,000             0         3,000         *          0             0             0         *
Owsley Brown Frazier            584,362    11,560,978    12,145,340      41.9%    56,384     7,842,965     7,899,349      19.7%
Stanley A. Krangel                    0             0             0         *      1,627             0         1,627         *
Richard P. Mayer                  3,000             0         3,000         *      3,000             0         3,000         *
Stephen E. O'Neil                     0             0             0         *          0         500 1           500         *
Steven B. Ratoff                  5,306             0         5,306         *      5,114             0         5,114         *
William M. Street               564,255             0       564,255       1.9%     4,051             0         4,051         *
Dace Brown Stubbs                 1,000     9,444,864     9,445,864      32.6%         0     7,842,965     7,842,965      19.6%
James S. Welch                    4,800         1,800(2)      6,600         *          0             0             0         *

All Directors and Executive
Officers as a Group(3)        1,695,404    16,890,225    18,585,629      64.1%   127,567    12,567,361    12,694,928      31.7%
==============================================================================================================================


*   Less than 1%.

    (1) Owned by The O'Neil Foundation, of which Mr. O'Neil is President. Mr. O'Neil disclaims beneficial ownership of these shares.

    (2) Owned by Mr. Welch's wife. Mr. Welch disclaims beneficial ownership of these shares.

    (3) In computing the aggregate number of shares and percentages owned by all directors and executive officers as a group, we counted each share only once.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Executive officers, directors, and "beneficial owners" of more than 10% of our Class A Common Stock must file reports of changes in ownership of our stock pursuant to Section 16(a) of the Securities Exchange Act of 1934. We have reviewed the reports and written representations we received from these people. Based solely on this review, we believe that during fiscal 1999 these persons reported all transactions on a timely basis, except that Jerry E. Abramson was late in filing one report on Form 4.

EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------
THIS SECTION IS A REPORT FROM THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS. THEIR REPORT EXPLAINS OUR COMPENSATION PHILOSOPHY, HOW COMPENSATION DECISIONS ARE MADE FOR OUR MOST SENIOR EXECUTIVES, AND HOW WE COMPLY WITH
SECTION 162(M) OF THE INTERNAL REVENUE CODE (WHICH GOVERNS OUR ABILITY TO DEDUCT THE COMPENSATION OF OUR MOST HIGHLY PAID OFFICERS).
--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

FUNCTION. The Compensation Committee consists of three non-employee directors. We met twice in fiscal 1999 to review and determine the compensation of the company's senior leadership. We also reviewed compensation recommendations prepared by the company's Management Compensation Review Committee, which determines the compensation of the next tier of officers.

We administer the short and long term bonus plans for the company's eight senior executives, who are referred to as Executive Officers. Within the Executive Officer group we distinguish among three subgroups:

- the Top Three, consisting of the Chairman/CEO and two Vice Chairmen who comprise the Executive Committee of the Board of Directors;

- the Next Two, who, together with the Top Three, constitute the five most highly compensated Executive Officers; we refer to those five collectively as Named Executive Officers; and

-        three additional Executive Officers.

Our committee sets the salaries for the Top Three. The management of the company determines salaries for the remaining five Executive Officers.

COMPENSATION PHILOSOPHY. We set compensation targets for the eight Executive Officers using the same philosophy the company uses in setting compensation for all salaried employees: first, to offer sufficient compensation to attract, motivate, and retain high-quality talent; and second, to tie bonus potential to the company's successful financial performance.

TOP THREE OFFICERS. We rely in part on survey data to set the salary and bonuses for the Top Three officers, including the CEO. We annually review the results of two different surveys, one from Hay Management Consultants and the other from Hewitt Associates. Hay surveys compensation of officers at companies that are approximately the same size as Brown-Forman (examples would include Armstrong World Industries, J. M. Huber Corporation, and Murphy Oil Corporation). Hewitt surveys companies in the consumer products business, regardless of size; this field is the one from which we typically recruit executives (examples would include the Adolph Coors Company, Hershey Foods Corporation, and The Seagram Company Ltd.). We blend this data (appropriately adjusted for the size of the company) on a 50% - 50% basis to derive compensation levels that we believe are representative of the market.

The compensation mix of the Top Three officers consists of salary (37%), annual bonus (26%), and long term compensation (37%). Salaries are set with respect to the market data. We develop the targets for the annual bonus and long term cash bonus based on Business Value Added (BVA), which is the after-tax income in excess of the company's cost of capital. Long term compensation consists of cash, which is paid based upon reaching BVA goals over three years, and stock options, which vest after three years and are exercisable within ten years.

We set compensation targets that are somewhat above the mid-market level to attract and retain the type of executives who will provide the fine leadership our company needs for success.

In considering compensation for fiscal 1999, in addition to the survey data discussed above, we looked at the company's performance last fiscal year and the compensation increases (approximately 4.5%) for company employees who are not eligible for bonuses. We decided that the aggregate compensation increase for the Top Three officers should be 6.8%.

NEXT TWO; OTHER EXECUTIVE OFFICERS. We set the short and long term bonuses for:
(a) the Next Two most highly paid officers, Mr. Ratoff and Mr. Krangel; and (b) the company's three other executive officers, in each case upon the recommendation of the Management Compensation Review Committee, whose members are Owsley Brown II, William M. Street, and Owsley Brown Frazier. After consultation with the Chief Executive Officer and in Mr. Krangel's case, the Chairman of Lenox, Incorporated, the Management Compensation Review Committee set the fiscal 1999 salaries for Mr. Ratoff and Mr. Krangel and for the company's other three executive officers.

COMPLIANCE WITH TAX LAW LIMITS ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code limits to $1 million the amount of annual compensation an employer may deduct when paid to a Named Executive Officer. The law does, however, allow employers to deduct compensation over $1 million if it is performance based and paid under a formal compensation plan that meets the Code's requirements. We took appropriate steps in setting goals under the Omnibus Compensation Plan in a manner designed to assure the deductibility of all compensation paid to Named Executive Officers, and we expect the company to be able to deduct all fiscal 1999 compensation.

CONCLUSION. Based upon the information available at the time we determined the compensation for fiscal 1999 for our Named Executive Officers, we believe that the levels of compensation were consistent with targeted levels and that the modest compensation increases we granted during fiscal 1999 were prudent.

STEPHEN E. O'NEIL, CHAIRMAN        RICHARD P. MAYER             DONALD G. CALDER

--------------------------------------------------------------------------------
THE NEXT SECTION CONTAINS CHARTS THAT SHOW THE AMOUNT OF COMPENSATION EARNED BY OUR NAMED EXECUTIVE OFFICERS.
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

===============================================================================================================================
                                                                 ANNUAL                       LONG TERM
                                                              COMPENSATION                   COMPENSATION
                                                         ---------------------------------------------------------
                                                                                        AWARDS:        PAYOUTS:
                                                                                        CLASS B        LONG TERM     ALL OTHER
   NAME AND PRINCIPAL POSITIONS       FISCAL YEAR        SALARY          BONUS (1)       SHARES        INCENTIVE      COMPEN-
                                         ENDED             ($)              ($)        UNDERLYING     PAYMENTS (2)   SATION (3)
                                       APRIL 30,                                       OPTIONS (#)         ($)           ($)
===============================================================================================================================

OWSLEY BROWN II                          1999            719,160          654,835         25,361         325,920        8,400
Chairman of the Board and Chief          1998            689,440          714,337         27,153         116,432        8,400
Executive Officer                        1997            669,582          590,594         30,347         114,487       18,260

WILLIAM M. STREET                        1999            517,013          467,255         16,478         391,516        8,400
Vice Chairman; President and Chief       1998            497,117          510,074          3,857          74,072        8,400
Executive Officer, Brown-Forman          1997            486,491          421,715          4,051          72,815       14,944
Beverages Worldwide

OWSLEY BROWN FRAZIER                     1999            425,623          214,813          8,204         170,694      291,550
Vice Chairman                            1998            413,560          236,705          4,782          58,406        8,400
                                         1997            404,932          192,095          5,298          57,430       12,101

STEVEN B. RATOFF                         1999            400,008          155,150          6,527         178,022        8,400
Executive Vice President                 1998            367,773          169,304          6,963               0        8,400
and Chief Financial Officer              1997            353,015          136,177          4,144               0       11,034

STANLEY A. KRANGEL                       1999            350,955          225,146          1,967         164,520        6,000
President, Lenox Incorporated            1998            214,400          118,526          1,957               0        6,000
                                         1997            195,700          101,351          1,627               0          618
===============================================================================================================================


Explanatory Notes:

We now award up to 50% of long term bonus compensation as stock options, with the balance in cash to be paid at the end of three-year performance periods (when it will appear on this table as a long term compensation payout). Stock option values can increase or decrease; the present values (as of the grant date) of the stock option awards in the Long Term Compensation Awards column appear in the table on page 12.

(1) Represents cash payments under the annual incentive plan. Bonuses shown for fiscal 1999 are estimates; we finalize actual bonuses after each year's proxy statement is printed.

(2) Represents Stock Appreciation Rights payouts, and cash payments under the long-term incentive plan.

(3) Represents our contributions to the Savings Plan on behalf of the Named Executive Officers, plus, for Mr. Frazier, a discounted current payment under the SERP.

RESTRICTED SHARES:  AWARDED, VESTED, AND OUTSTANDING

We stopped awarding restricted stock in fiscal 1996, when the Omnibus Compensation Plan superseded the Restricted Stock Plan. As of the end of fiscal 1999, all previous awards have vested. We pay dividends to holders of restricted stock as we do on unrestricted shares.

============================================================================================================================
                                                                     CLASS A COMMON STOCK
                                --------------------------------------------------------------------------------------------
                  FISCAL                AWARDED                   VESTED DURING                      OUTSTANDING AT
                   YEAR                                                YEAR                            END OF YEAR
                  ENDED         --------------------------------------------------------------------------------------------
 NAME           APRIL, 30,         #             $             #               $                #                  $
============================================================================================================================

BROWN              1999                0              0         4,465         300,829                 0                    0
                   1998                0              0        26,964       1,417,295             4,465              234,692
                   1997                0              0        14,015         707,757            31,429            1,587,165

STREET             1999                0              0         3,341         225,100                 0                    0
                   1998                0              0        18,787         987,492             3,341              175,611
                   1997                0              0        10,613         535,957            22,128            1,117,464

FRAZIER            1999                0              0         2,145         144,519                 0                    0
                   1998                0              0        10,690         561,893             2,145              112,747
                   1997                0              0         6,711         338,906            12,835              648,168

RATOFF             1999                0              0           625          42,109                 0                    0
                   1998                0              0         4,084         214,665               625               32,852
                   1997                0              0           626          31,613             4,709              237,805

KRANGEL            1999                0              0             0               0                 0                    0
                   1998                0              0             0               0                 0                    0
                   1997                0              0             0               0                 0                    0
============================================================================================================================


Dollar values are based on the following fiscal year end closing prices (to the nearest cent):


                         ================================
                         FISCAL YEAR           CLASS A
                             END            CLOSING PRICE
                         ================================

                            1999               $67.38
                            1998               $52.56
                            1997               $50.50
                         ================================

OPTION GRANTS UNDER THE OMNIBUS COMPENSATION PLAN

The Omnibus Compensation Plan covers both short term and long term bonus. Stock options awarded in fiscal 1999 under this plan are described below.

We grant options with an exercise price of the fair market value of the underlying stock on the date of grant. Options vest and become exercisable three years after grant and must be exercised within ten years of grant. This year, we granted options for approximately 250,000 shares of our stock; the table below summarizes the grants to the Named Executive Officers. As required by the Omnibus Compensation Plan, we will buy all shares needed to exercise these options on the open market, so there will be no dilution of the equity of existing stockholders.

====================================================================================================================================
                            NUMBER OF SHARES OF
                              CLASS B COMMON          PERCENT OF TOTAL OPTIONS
                             STOCK UNDERLYING           GRANTED TO EMPLOYEES      PER SHARE       EXPIRATION DATE:  PRESENT VALUE AS
   NAME                       OPTIONS GRANTED              IN FISCAL YEAR      EXERCISE PRICE        APRIL 30,       OF GRANT DATE *
====================================================================================================================================

BROWN                              25,361                        10%               $61.25              2008             $425,558
STREET                             16,478                         7%               $61.25              2008             $276,501
FRAZIER                             8,204                         3%               $61.25              2008             $137,663
RATOFF                              6,527                         3%               $61.25              2008             $109,523
KRANGEL                             1,967                         1%               $61.25              2008             $ 33,006
====================================================================================================================================

         * We used the Black-Scholes option pricing model to determine present value. We assumed a risk-free interest rate of 5.5%, stock price volatility of 24%, a yield of 1.83%, and option life of six years (to allow for voluntary early exercises and exercises that may accelerate as a result of disability, termination, retirement, or death).


AGGREGATED OPTION VALUES AT END OF FISCAL 1999

The following table summarizes all option grants that have been made through and including fiscal 1999.

===================================================================================================================================
                NUMBER OF        VALUE
                 SHARES      REALIZED IN               NUMBER OF SHARES UNDERLYING           VALUE OF UNEXERCISED OPTIONS AT END OF
                ACQUIRED     FISCAL 1999                   UNEXERCISED OPTIONS                            FISCAL YEAR *
 NAME           IN FISCAL     BY OPTION              ------------------------------------------------------------------------------
                 1999 BY       EXERCISE
                 OPTION                              EXERCISABLE                               EXERCISABLE
                EXERCISE                             MAY 1, 1999         UNEXERCISABLE         MAY 1, 1999            UNEXERCISABLE
===================================================================================================================================

BROWN               0              0                   30,347                52,514             $1,139,909               $982,373
STREET              0              0                    4,051                20,335             $  152,166               $299,683
FRAZIER             0              0                    5,298                12,986             $  199,006               $219,495
RATOFF              0              0                    4,144                13,490             $  155,659               $252,208
KRANGEL             0              0                    1,627                 3,924             $   61,114               $ 72,533
===================================================================================================================================


         * This value is the total difference between the outstanding options' exercise price and $73.69, the closing price of our Class B Common Stock on April 30, 1999.

RETIREMENT PLAN DESCRIPTIONS

--------------------------------------------------------------------------------
THIS SECTION DESCRIBES RETIREMENT AND SAVINGS PLANS WE CURRENTLY HAVE IN EFFECT FOR OUR EXECUTIVES.
--------------------------------------------------------------------------------

Our executives participate in several different retirement and savings plans:

(1) RETIREMENT PLANS: We maintain both tax-qualified retirement plans and non-qualified supplemental excess retirement plans. Most salaried employees participate in the Salaried Employees Retirement Plan. This plan provides monthly retirement benefits based on age at retirement, years of service and the average of the five highest consecutive years' compensation during the final ten years of employment. Retirement benefits are not offset by Social Security benefits and are normally payable at age 65. A participant's interest in plan benefits vests after five years of service. The following table shows the estimated annual benefits (straight life annuity) payable upon retirement at normal retirement age to participants at specified levels of compensation and years of service:

   ===========================================================================
   AVERAGE ANNUAL HIGHEST 5
      CONSECUTIVE YEARS'                YEARS OF SERVICE CLASSIFICATION
     COMPENSATION DURING          --------------------------------------------
        FINAL 10 YEARS            10 YEARS         20 YEARS          30 YEARS
   ===========================================================================

          $  400,000              $ 68,512         $137,025         $  205,537
          $  800,000              $138,512         $277,025         $  415,537
          $1,200,000              $208,512         $417,025         $  625,537
          $1,600,000              $278,512         $557,025         $  835,537
          $2,000,000              $348,512         $697,025         $1,045,837
   ===========================================================================

Federal tax law limits the benefits that we might otherwise pay to key employees under "qualified" plans such as the Salaried Employees Retirement Plan. Therefore, for certain key employees, we also maintain a non-qualified Supplemental Excess Retirement Plan (SERP). The SERP provides retirement benefits to make up the difference between a participant's accrued benefit calculated under the Salaried Employees Retirement Plan and the ceiling imposed by federal tax law. SERP participants may choose to get a discounted current cash payment instead of a SERP retirement benefit. The SERP also provides supplemental retirement benefits for certain key employees who join us in mid-career, subject to special vesting requirements.

For the Named Executive Officers, covered compensation for fiscal 1999 for these plans and service credited as of April 30, 1999, were as follows: Owsley Brown II, $1,433,497 and 30 years; William M. Street, $1,027,087 and 30 years; Owsley Brown Frazier, $662,328 and 30 years; Steven B. Ratoff, $569,312 and 5 years; and Stanley A. Krangel, $469,481 and 4 years.

(2) SAVINGS PLAN: Subject to a maximum the IRS sets annually ($10,000 for calendar 1999), most participants in our Savings Plan may contribute between 2% and 15% of their compensation to their Savings Plan accounts. Our match of participants' contributions is currently 4.25% (on the first 5% of the employee's contribution), and vests fully after four years of service.

DIRECTOR COMPENSATION

--------------------------------------------------------------------------------
THIS SECTION DESCRIBES HOW WE COMPENSATE OUR DIRECTORS.
--------------------------------------------------------------------------------

We do not pay our three employee directors additional compensation for serving on our board or its committees. We compensate our directors who are not employees at an annual rate of $23,000, payable in equal monthly installments, plus $1,250 per Board meeting and $1,050 per committee meeting attended; committee chairmen receive an additional $525 for chairing committee meetings. Directors may elect in advance of their one year term to receive their retainer (but not meeting fees) in the form of an equivalent value of stock options issued at the start of their terms. In addition, under the Non-Employee Director Compensation Plan, each director who is not an employee received options for $15,000 worth of Class B Common Stock (894 options with a per share exercise price of $61.25 each)(1). We reimburse all directors for reasonable and necessary expenses they incur in performing their duties as directors, and we provide an additional travel allowance to directors who must travel to Board meetings from outside the United States.











-------------

    (1) The present value of the options was determined using the Black-Scholes model described on page 12.

AMENDMENTS TO THE OMNIBUS COMPENSATION PLAN

--------------------------------------------------------------------------------
THIS SECTION DESCRIBES A PROPOSAL FOR TWO AMENDMENTS TO OUR OMNIBUS COMPENSATION PLAN.
--------------------------------------------------------------------------------

The Omnibus Compensation Plan covers both the short and long term bonus compensation that we pay to our officers and employees. All of our officers and key employees are eligible to participate. Actual participation in the Plan and actual awards are determined by a Plan Administrator, which is composed of either a committee of the Board or a committee appointed by the Board. Most provisions of the Omnibus Compensation Plan may be amended by the Board. The Plan Administrator determines performance measures for all participants. The measures are based on a percentage of corporate, division, business unit, and/or individual goals or financial measures. The Omnibus Compensation Plan contains additional performance measures for awards to Designated Executive Officers
(DEOS) and limits the maximum awards that may be made to a DEO in any year to 110,000 shares, the maximum aggregate cash award with respect to Annual Incentive Awards to $1,200,000, and the maximum cash payout to $700,000. Maximum awards and payouts to Plan participants who are not DEOs are not limited by the Plan.

         - APPROVAL OF ADDITIONAL SHARES TO BE USED FOR FUTURE AWARDS UNDER THE OMNIBUS COMPENSATION PLAN

         At the meeting, we will ask stockholders to approve additional shares so the Company can make future awards under the Omnibus Compensation Plan.

         The Omnibus Compensation Plan was approved by our stockholders in 1995 and is the means by which senior employees earn their long-term performance compensation. At the time the Omnibus Compensation Plan was approved, it provided that up to 1,500,000 shares could be awarded based on the Company's estimated needs for the initial period of operation. With the fiscal 1999 awards described in this Proxy Statement, these shares have been depleted. Additional shares must be approved so that the Company can continue to make awards under the Omnibus Compensation Plan. Since the inception of the Omnibus Compensation Plan, it has been the Company's practice to acquire sufficient shares in the open market to eliminate dilution of stockholders' equity. A copy of the Omnibus Compensation Plan was an exhibit to the 1995 Proxy Statement.

         The proposed amendment to section 4.1 adds 1,900,000 shares to the 1,500,000 shares originally authorized, for a total of 3,400,000 shares. After the amendment, section 4.1 would read:

          "SHARES AVAILABLE FOR GRANTS: Subject to adjustment as provided in
          Section 4.4, the number of Shares or share equivalents (award units whose underlying value is based on Shares) reserved for issuance to Participants under the Plan shall be 3,400,000."

         - APPROVAL OF THE PERFORMANCE MEASURES USED FOR AWARDS UNDER THE OMNIBUS COMPENSATION PLAN

         At the meeting, we will also ask stockholders to readopt the performance measures used for awards under the Omnibus Compensation Plan to our DEOs. The measures are set forth in sections 8.1 and 8.4, which is reprinted in the appendix to this Proxy Statement. Under Section 162(m) of the

Internal Revenue Code, these performance measures must be approved by stockholders every five years, whether changed or not, to permit continued deduction of all executive compensation for federal income tax purposes. The proposed performance measures are the same as those originally in the Omnibus Compensation Plan, except that the term "Economic Value Added" has been changed to "Business Value Added" to be consistent with our current usage of that term. This involves no substantive change. We seek your approval of the following resolution:

         "RESOLVED, that the performance measures set forth in sections 8.1 and
         8.4 of the Omnibus Compensation Plan are approved."

         THE BOARD OF DIRECTORS HAS APPROVED THESE AMENDMENTS AND RECOMMENDS THAT YOU VOTE FOR THEM.

FIVE-YEAR PERFORMANCE GRAPH

--------------------------------------------------------------------------------
THIS CHART SHOWS HOW BROWN-FORMAN CLASS B COMMON STOCK HAS PERFORMED AGAINST THREE STOCK INDEXES OVER THE LAST FIVE YEARS.
--------------------------------------------------------------------------------

This graph compares the cumulative total stockholder return on our Class B Common Stock against three indexes which include that stock: the Standard & Poor's 500 Stock Index, the Dow Jones Consumer Non-Cyclical Index (82 companies), and the S&P Beverage Alcohol Index (4 companies). As a diversified producer of both beverage alcohol products and consumer durables including china, crystal, luggage, and silverware, our business does not easily fit into specific industry indexes. We included the Dow Jones Consumer Non-Cyclical Index as a diversified index, even though portions of our business are somewhat cyclical. While the S&P Beverage Alcohol Index might appear to be a reasonable one against which to measure our stock's performance, it contains only four companies, and those are unevenly matched in relative market capitalization(1). Overall, we believe it is best to compare the cumulative total stockholder return on our Class B Common Stock not to a single index, but rather to trends shown by a review of several indexes.

These numbers assume that $100 was invested in our Class B stock and in each index on April 30, 1994, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The cumulative returns shown on the graph represent the value that these investments would have had on April 30 in the years since 1994.





                                     [GRAPH]



                                  --------------------------------------------------------------------------
                                  1994          1995          1996          1997          1998          1999
------------------------------------------------------------------------------------------------------------
Brown-Forman Class B              $100          $114          $140          $184          $211          $279
------------------------------------------------------------------------------------------------------------
S&P 500                           $100          $117          $153          $191          $270          $329
------------------------------------------------------------------------------------------------------------
S&P Beverage Alcohol              $100          $104          $128          $159          $191          $268
------------------------------------------------------------------------------------------------------------
DJ Consumer Non-Cyclical          $100          $131          $175          $238          $323          $364
------------------------------------------------------------------------------------------------------------



---------------------------

         (1) Relative capitalization shown in parentheses: Anheuser-Busch Companies (56%); The Seagram Company Ltd. (34% -- and has substantial holdings outside the beverage alcohol business); Adolph Coors Company (3%); and Brown-Forman (7%).

OTHER INFORMATION

--------------------------------------------------------------------------------
THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU CAST YOUR
VOTE.
--------------------------------------------------------------------------------

TRANSACTIONS WITH MANAGEMENT
One of our directors, James S. Welch, is Of Counsel to Ogden Newell & Welch, a Louisville law firm that rendered services to us during fiscal 1999. We also plan to use this firm's services in fiscal 2000. In addition, another of our directors, Jerry E. Abramson, is Of Counsel with the Louisville law firm of Brown, Todd & Heyburn, PLLC. Prior and subsequent to his election to the Board in January, 1999, this firm rendered services to us. We may use this firm's services again in fiscal 2000.

Mr. Barry D. Bramley also receives compensation for serving as the non-employee Chairman of the Board of Directors of Lenox, Incorporated. For his first year as Chairman, Mr. Bramley received an annualized retainer of $300,000, paid in monthly installments, as well as reimbursement for all reasonable and necessary expenses incurred in performing the duties of Chairman. The total payments made to Mr. Bramley under this arrangement during fiscal 1999 were $252,503.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Our Board has appointed PricewaterhouseCoopers, LLP as the independent certified public accountants to audit our consolidated financial statements for the fiscal year ending April 30, 2000. Through its predecessor, Coopers & Lybrand L.L.P., PricewaterhouseCoopers, LLP has served us in this capacity continuously since 1933. We know of no direct or material indirect financial interest that PricewaterhouseCoopers, LLP has in us or any of our subsidiaries, or of any connection with us or any of our subsidiaries by PricewaterhouseCoopers, LLP in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

A PricewaterhouseCoopers, LLP representative will attend the annual meeting, will be given the opportunity to make a statement if he wants to, and will be available to respond to appropriate questions.

OTHER PROPOSED ACTION
As of June 30, 1999, we know of no business to come before the meeting other than the election of directors and the proposal to amend the Omnibus Compensation Plan and approve the plan performance measures. If any other business should properly be presented to the meeting, however, the proxies will be voted in accordance with the judgment of the persons holding them.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING
If you have a proposal you want to be considered at the 2000 Annual Meeting of Stockholders and to be included in the proxy materials for that meeting, we must receive it in writing by March 4, 2000.

                                           By Order of the Board of Directors
                                           MICHAEL B. CRUTCHER
                                           Secretary

                                           Louisville, Kentucky
                                           June 30, 1999

                        APPENDIX TO 1999 PROXY STATEMENT


                              Sections 8.1 and 8.4
               Brown-Forman Corporation Omnibus Compensation Plan

Sections 8.1 and 8.4 provide:

         8.1 GENERALLY: As soon in each Fiscal Year as is necessary to comply with Code Section 162(m), the Plan Administrator shall establish performance goals for each Plan Year and Performance Period for each type of Award to be awarded or granted under this Plan. The goals may be expressed as a percentage of corporate, division, business unit, and/or individuals goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan - but all such goals applicable to Designated Executive Officers shall qualify for the Performance-Based Exception under Code Section 162(m) unless and until the Plan Administrator determines that, pursuant to Section 12.3, one or more Awards need not qualify for the Performance-Based Exception.

         8.4 PERFORMANCE MEASURES FOR DESIGNATED EXECUTIVE OFFICERS: Unless and until the Plan Administrator proposes for shareholder vote and shareholders approve a change in the general performance measures set out in this Article, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Designated Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be based on one or more of the following alternatives, as chosen by the Plan Administrator, except that, unless otherwise required to satisfy the Performance-Based Exception, the Plan Administrator shall not be required to establish performance measures with respect to the grant of a stock option or SAR if the exercise price equals or exceeds the Fair Market Value of the underlying Shares on the date of grant:

                  (a) "Earnings per Share," as reported in the Company's annual report, adjusted to reflect predetermined excluded items pre-established pursuant to Code Section 162(m).

                  (b) "Business Value Added" is a measure based on Adjusted Net Income, for the Plan Year or Performance Period, minus the cost of Average Capital Employed. For the purposes of this definition:

                           (1) Adjusted Net Income is defined to mean after-tax net income adjusted for after-tax interest income and expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                           (2) Average Capital Employed is defined to mean total assets, reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

                  (c) "Return on Investment" is a measure based on Bonus Operating Income, after tax, divided by Average Invested Capital. For the purposes of this definition:

                           (1) Bonus Operating Income is defined to mean operating income adjusted for managerial bonus expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                           (2) Average Invested Capital is defined to mean total assets reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

                           Business Value Added and Return on Investment may be based on the performance of the Company or on one or more of its subsidiaries, divisions, or other business units.

                                     PROXY

                            BROWN-FORMAN CORPORATION

            This Proxy Solicited on Behalf of the Board of Directors

              For Use by Holders of Shares of Class A Common Stock
                  Annual Stockholders' Meeting, July 22, 1999

THE UNDERSIGNED hereby appoint(s) Owsley Brown II, Owsley Brown Frazier, and William M. Street, and each of them attorneys and proxies, with power of substitution, to vote all of the shares of Class A Common Stock of Brown-Forman Corporation standing of record in the name of the undersigned at the close of business on June 14, 1999, at the Annual Meeting of Stockholders of the Corporation, to be held on July 22, 1999, and at all adjourned sessions thereof, in accordance with the Notice and the Proxy Statement received, for the election of directors of the Corporation, upon a proposal to approve additional shares for awards and the performance measures in the Brown-Forman Omnibus Compensation Plan, and upon such other matters as may properly come before the meeting.

Election of Directors, Nominees:                                                       Change of Address

Jerry E. Abramson; Barry D. Bramley; Geo. Garvin Brown III;
Owsley Brown II; Donald G. Calder; Owsley Brown Frazier;            -------------------------------------------------------
Richard P. Mayer; Stephen E. O'Neil; William M. Street;
Dace Brown Stubbs, James S. Welch                                   --------------------------------------------------------

                                                                    --------------------------------------------------------

                                                                    --------------------------------------------------------
                                                                    (If you have written in the above space, please mark the
                                                                    corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE
REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE
WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR
SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                                                                   SEE REVERSE
                                                                                                                      SIDE

[X]  Please mark
     your votes as in
     this example.

     This proxy, when properly executed will be voted in the manner directed below by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of the directors named and FOR proposal 2.


------------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                              FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]        2. Approval of additional shares for awards and of performance measures   [ ]    [ ]      [ ]
   Directors                            in Omnibus Compensation Plan as described in Proxy Statement
(see reverse)                           (The Board recommends a vote FOR)

*For all nominee(s), except vote     3. In their discretion, the Proxies are authorized to vote upon such
 deferred from the following:            other business as may properly come before the meeting.

________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               [ ]  Change of
                                                                                                                    Address on
                                                                                                                    Reverse Side
                                                                                                               ---------------------


SIGNATURES(S)                                           DATE             , 1999

             ------------------------------------------     -------------

NOTE: Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy must be signed exactly as the name or names appear above. If you are signing as a trustee, executor, etc., please so indicate.

                          BROWN-FORMAN OMNIBUS COMPENSATION PLAN

                          Brown-Forman Corporation

                          May 1, 1994
                          (As Amended June 15, 1999)

BROWN-FORMAN OMNIBUS COMPENSATION PLAN

Unless the context clearly requires otherwise, references to "Sections" and "Articles" are to sections and articles of this plan, and capitalized terms have the meaning assigned to them below. All references to statutes or regulations mean those statutes or regulations as amended from time to time, and any successors to those statutes or regulations.


ARTICLE 1 - ESTABLISHMENT, OBJECTIVES, AND DURATION

1.1 ESTABLISHMENT: Brown-Forman Corporation, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Brown-Forman Omnibus Compensation Plan" (the "Plan"), as set out in this document. The Plan permits the Plan Administrator to grant Awards (as defined below).

1.2      OBJECTIVES: The Plan's objectives are:

         (a) to optimize the Company's profitability and growth through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's shareholders;

         (b) to provide Participants with an incentive for excellence in individual performance;

         (c)      to promote teamwork among Participants;

         (d) to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success; and

         (e)      to allow Participants to share in the Company's success.

1.3      DURATION: Subject to:

         (a)      approval by the Company's shareholders; and

         (b) the Board's right to amend or terminate the Plan at any time pursuant to Article 12,

         the Plan shall take effect as of the Effective Date, and remain in effect until Participants have bought or acquired all Shares subject to the Plan. The Plan Administrator may not, however, grant any Awards under the Plan on or after April 30, 2005.

ARTICLE 2 - DEFINITIONS

Whenever used in the Plan, the following terms shall have the following meanings:

2.1      "ADJUSTED MARKET VALUE" is defined in Section 11.3(b).

2.2 "ANNUAL INCENTIVE AWARD" means a short-term incentive Award granted under Article 6.

2.3 "AWARD" means, individually or collectively, a grant under this Plan of Annual Incentive Awards and/or Long Term Incentive Awards.

2.4 "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms applicable to Awards granted under this Plan.

2.5 "AWARD OPPORTUNITY" means the total Award that a Participant may earn under the Plan, as established by the Plan Administrator.

2.6 "BASE PERIOD" means the three-month period ending three months prior to the first date on which a Potential Change in Control occurs.

2.7      "BASE PERIOD FAIR MARKET VALUE" means, with respect to an Option (or
         SAR), the average Fair Market Value per Share for each date on which Shares were traded during the Base Period, or portion of the Base Period, during which the Option (or SAR) was outstanding. If an Option (or SAR) is granted during the Restricted Period prior to a Change in Control, the Base Period Fair Market Value for the Option (or SAR) shall be its exercise price (or grant price).

2.8 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

2.9      "BOARD" means the Company's board of directors.

2.10 "BOARD COMPENSATION COMMITTEE" means the members of the Board who are serving as its Compensation Committee at the time of the action to be taken, as that Committee is described in the Company's then-latest proxy statement.

2.11     "CAUSE" means with respect to any Participant:

         (a) the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board, the chief executive officer of the Company or the senior officer of the Company supervising the Participant, which demand specifically identifies the manner in which the Board, the chief executive officer of the Company or the senior officer of the Company supervising the Participant believes that the Participant has not substantially performed the Participant's duties, or

         (b) the engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

         For purposes of this definition, no act or failure to act on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company.

2.12 "CHANGE IN CONTROL" of the Company means, and shall be deemed to have occurred upon, any of the following events:

         (a) individuals who, as of June 30, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after June 30, 1999 and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

  (b) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless, following the Business Combination,

                  (i) all or substantially all of the Beneficial Owners of the combined voting power of the then Outstanding Voting Securities of the Company immediately before the Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the Outstanding Voting Securities of the corporation resulting from the Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions that they owned the Outstanding Voting Securities of the Company immediately before the Business Combination,

                  (ii) no Person, excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination, beneficially owns, directly or indirectly, 20% or more of the combined voting power of the Outstanding Voting Securities of the corporation resulting from the Business Combination except to the extent that such ownership existed before the Business Combination, and

                  (iii) at least a majority of the directors of the corporation resulting from the Business Combination were Directors on the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination; or

         (c) the approval by the Company's shareholders of a plan of liquidation and dissolution.

2.13     "CODE" means the Internal Revenue Code of 1986.

2.14 "COMPANY" means Brown-Forman Corporation, a Delaware corporation, and to the extent it is appropriate in the context of the Plan provision, the Company's Subsidiaries, as well as any successor to any of such entities as provided in Section 15.4.

2.15 "CONSTRUCTIVE DISCHARGE" means, with respect to any Participant, without the Participant's written consent:

         (a) a reduction by more than 25%, in the aggregate, in the Participant's annual salary and bonus opportunity, as in effect as of the 120th day immediately preceding the Change in Control; or

         (b) the failure to pay the Participant his salary or bonus (if any) according to the regular practices of the Company in effect for its employees at the time.

         ;provided, however, that any of the foregoing events that is a result of an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant shall not constitute a Constructive Discharge.

2.16 "DESIGNATED EXECUTIVE OFFICERS" means those Executive Officers designated by the Plan Administrator whose Awards will comply with Code
         Section 162(m).

2.17     "DIRECTOR" means any individual who is a Board member.

2.18 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

2.19     "EFFECTIVE DATE" means May 1, 1994.

2.20     "EMPLOYEE" means any non-union employee of the Company.

2.21     "EXCHANGE ACT" means the Securities Exchange Act of 1934.

2.22 "EXECUTIVE OFFICER" means an Employee whom the Board has determined is an "officer" as defined in Rule 16a-1(f) under the Exchange Act, as of the date of vesting and/or payout of an Award, as applicable. Executive Officers are those Employees who are required to file reports of changes in beneficial ownership of Shares with the Securities and Exchange Commission on Forms 4 and 5.

2.23 "FAIR MARKET VALUE" means the closing sale price on the principal securities exchange on which the Shares are traded on the relevant date (or, if no Shares traded on the relevant date, the last previous day on which a sale was reported).

2.24 "FREESTANDING SAR" means an SAR granted independently of any Options, as described in Section 7.5.

2.25 "INCENTIVE STOCK OPTION" or "ISO" means an option to buy Shares granted under Section 7.4 which is designated an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.26 "INDEXED OPTION" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index.

2.27 "INSIDER" means an individual who is, on the relevant date, an officer, Director or 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.28 "LONG TERM INCENTIVE AWARD" means a long term incentive Award granted under Article 7.

2.29 "MARKET VALUE UNIT" or "MVU" means an Award, designated as an MVU, granted pursuant to Section 7.3.

2.30     "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee.

2.31 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to buy Shares granted under Section 7.4 which is not intended to meet the requirements of Code Section 422.

2.32 "OPTION" means an Incentive Stock Option, Indexed Option or a Nonqualified Stock Option, as described in Section 7.4.

2.33 "OPTION PRICE" means the price at which a Participant may buy a Share under an Option.

2.34 "OUTSTANDING VOTING SECURITIES" means, with respect to a corporation, the then outstanding voting securities entitled to vote generally in the election of directors of the corporation.

2.35 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan. The term "PARTICIPANT" shall not include Non-employee Directors other than a Non-employee Director who has an outstanding Award granted while an Employee.

2.36 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.37 "PERFORMANCE PERIOD" means such period of time as determined by the Plan Administrator.

2.38 "PERFORMANCE UNIT" means an Award granted to a Participant as described in Section 7.6.

2.39 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Plan Administrator), and during which the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.2.

2.40 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.41     "PLAN ADMINISTRATOR" means:

         (a) for Designated Executive Officers, the Board Compensation Committee; and

         (b) for all other Participants, such other persons or committees appointed by the Board or the Compensation Committee, to administer the Plan with respect to grants of Awards.

2.42     "PLAN YEAR" means the Company's Fiscal Year.

2.43 "POTENTIAL CHANGE IN CONTROL" of the Company means, and shall be deemed to have occurred upon, any of the following events:

         (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company;

         (b) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control of the Company;

         (c) any Person (other than the Company, a Person who as of July 1, 1999 is reporting its Outstanding Voting Securities on
                  Schedule 13D or who subsequently files a Schedule 13D solely by virtue of acquiring Outstanding Voting Securities from such a Person under the laws of descent and distribution or upon liquidation of a trust, or a Person reporting its acquisition of Outstanding Voting Securities on Schedule 13G) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 5% or more of the combined voting power of the Outstanding Voting Securities of the Company; or

         (d) the Board adopts a resolution to the effect that, for purposes of this Plan, a potential Change in Control of the Company has occurred.

2.44 "RESTRICTED PERIOD" shall mean the period beginning upon the occurrence of a Potential Change in Control and ending at the end of the twelfth month following the month in which the Potential Change in Control occurs, if a Change in Control has not occurred prior to the end of such month. Notwithstanding the foregoing, in the event of a Potential Change in Control described in Section 2.43(a), the Restricted Period shall end upon the first to occur of the end of the period described in the immediately preceding sentence or the sixtieth day following the termination of the agreement described in Section 2.43(a). If a Change in Control occurs before the end of the twelfth month following the Potential Change in Control, the Restricted Period shall continue until all Options (and SAR's) granted after June 30, 1999 have been exercised or cancelled.

2.45     "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
         Section 7.2.

2.46 "RETIREMENT" shall have the meaning ascribed to such term in the Participant's governing Company sponsored retirement plan.

2.47 "SHARES" means the shares of the Company's Class A or Class B Common Stock, or any combination of Class A or Class B Common Stock, as the Plan Administrator determines.

2.48 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to
         Section 7.5.

2.49 "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has a majority voting interest, and which the Plan Administrator designates as a participating entity in the Plan.

2.50 "TANDEM SAR" means an SAR granted in connection with a related Option pursuant to Section 7.5. A holder exercising a Tandem SAR must forfeit the right to buy a Share under the related Option; conversely, a holder of a Tandem SAR buying a Share under the Option will have the Tandem SAR canceled proportionately.

2.51     "TARGET INCENTIVE AWARD" is defined in Section 5.7(c).

Additional definitions related to performance measures appear in Section 8.4.


ARTICLE 3 - ADMINISTRATION

3.1      THE PLAN ADMINISTRATOR:

         (a) Disinterested Administration: For Executive Officers, the Plan Administrator shall be a committee comprising Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act. If for any reason such committee does not qualify to administer the Plan as contemplated by Rule 16b-3(c)(2) of the Exchange Act, however, the Board may appoint a new committee so as to comply with Rule 16b-3(c)(2).

         (b) Code Compliance: Awards to Designated Executive Officers must be administered by a committee that consists of members who are "outside directors" under Code Section 162(m).

         (c) Awards to Participants other than Executive Officers: For Participants other than Executive Officers, the Plan Administrator shall be the Board's Management Compensation Review Committee, with the assistance of the Corporate Compensation Department, or such other committees, corporate departments, or persons as the Board may from time to time determine.

3.2 AUTHORITY: Except as limited by law or by the Company's Certificate of Incorporation or By-laws, and subject to the Plan's terms, the Plan Administrator shall have full power to:

         (a)      select Participants;

         (b)      name Designated Executive Officers;

         (c)      determine the sizes and types of Awards;

         (d) determine the terms and conditions of Awards in a manner consistent with the Plan;

         (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees;

         (f) establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees;

         (g) (subject to Article 11 and Article 12) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the Plan Administrator's discretion;

         (h) determine the length of the Performance Period for Executive Officers;

         (i)      determine the length of the Performance Period(s); and

         (j) make all other determinations which may be necessary or advisable to administer the Plan as it applies to Employees.

3.3 DECISIONS BINDING: All determinations and decisions made by the Plan Administrator pursuant to the Plan and all related Board orders and resolutions shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.


ARTICLE 4 - SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1      SHARES AVAILABLE FOR GRANTS: Subject to adjustment as provided in
         Section 4.4, the number of Shares or share equivalents (Award units whose underlying value is based on Shares) reserved for issuance to Participants under the Plan shall be 3,400,000.

4.2 DESIGNATED EXECUTIVE OFFICER MAXIMUMS: Unless and until the Plan Administrator determines that an Award to a Designated Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards:

         (a) Shares: For any Plan Year, any Designated Executive Officer may receive, pursuant to an Award, shares, MVU's, stock options and/or SAR's for no more than 110,000 Shares in the aggregate.

         (b) Cash: The maximum aggregate cash award with respect to Annual Incentive Awards in any Plan Year which may be made to any Designated Executive Officer shall be $1,200,000. The maximum aggregate cash award with respect to cash payouts of long term Awards in any Plan Year which may be made to any Designated Executive Officer shall be $700,000.

4.3 LAPSED AWARDS: If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (except the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall be available for the grant of another Award under the Plan, except that this provision shall not be executed to increase the maximum number of authorized shares under
         Section 4.2(a).

4.4 ADJUSTMENTS IN SHARES AUTHORIZED: If the Company's capitalization changes for a reason such as:

         (a)      a stock split;

         (b) a corporate transaction such as a merger, consolidation, separation (including a spin-off), or other distribution of the Company's stock or property;

         (c) a reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368); or

         (d)      a partial or complete liquidation of the Company,

         the Plan Administrator shall then adjust the number and class of Shares which may be delivered under Sections 4.1 and 4.2 and the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as it deems appropriate and equitable to prevent dilution or enlargement of rights -- but the number of Shares subject to any Award shall always be a whole number.


ARTICLE 5 - ELIGIBILITY AND PARTICIPATION

5.1 EMPLOYEE ELIGIBILITY: Participation in this Plan is open to all officers and key Employees of the Company, as the Plan Administrator determines, including Employees who are Directors and Employees who reside in countries other than the United States of America.

5.2 NON-EMPLOYEE ELIGIBILITY: Directors who are not Employees may elect to defer compensation as described in Section 10.2, but may not otherwise participate in the Plan.

5.3 ACTUAL PARTICIPATION: The Plan Administrator may from time to time select, from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award Opportunity and Award.

5.4      EMPLOYMENT:

         (a) Rights Not Affected: Nothing in the Plan shall interfere with or limit in any way the Company's right to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the Company's employ.

         (b) Transfer Not Termination: A transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Plan Administrator may, subject to Section 12.3, make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

         (c) No Right to Award: An Employee's status as an Employee confers no right on that Employee to receive an Award under this Plan, or, having received any Award, to receive a future Award.

5.5 PRO RATA PLAN YEAR OR PERFORMANCE PERIOD PARTICIPATION: The Plan Administrator may allow Employees other than Designated Executive Officers who become eligible after the Plan Year or Performance Period begins to participate under this Article on a pro rata basis. Such situations include, but are not limited to:

         (a)      new hires;

         (b) the promotion of an Employee from a position which did not previously meet the eligibility criteria; or

         (c) the transfer of an Employee from an affiliate which does not participate in the Plan.

5.6      CHANGE IN POSITION:

         (a) If, during a Plan Year or Performance Period, a Participant other than a Designated Executive Officer changes employment positions to one which corresponds to a level of Award Opportunity different than that existing on the first day of such Plan Year or Performance Period, the Participant's Award Opportunity may be adjusted by the Plan Administrator to reasonably reflect the appropriate level of the Participant's Award Opportunity for the entire Plan Year or Performance Period.

         (b) Except as provided in Section 12.3, the Plan Administrator may not adjust the Award Opportunity of a Designated Executive Officer.

5.7      AWARD OPPORTUNITIES:

         (a) Timing: As soon as practicable in each Plan Year or Performance Period, the Plan Administrator shall establish an Award Opportunity for each Participant. As soon as is necessary to comply with Code Section 162(m), the Plan Administrator shall establish an Award Opportunity for each Designated Executive Officer.

         (b) Measures: An Award Opportunity shall be a function of one or more performance measures and goals selected by the Plan Administrator, and shall reflect the Participant's job responsibilities and opportunity and authority to affect overall financial results. For Designated Executive Officers, the Plan Administrator can apply performance measures only as set out in Article 8.

         (c) Alignment: Except as provided by Section 12.3, the Plan Administrator shall align the potential levels of achievement of the performance goals with the Award Opportunities (the "Target Incentive Award"), such that the level of achievement of the pre-established performance goals at the end of the Plan Year or Performance Period will determine the final Award amounts.

5.8      AWARD DETERMINATIONS:

         (a) At the end of each Plan Year or Performance Period, the Plan Administrator shall certify, in writing, the extent to which the performance goals have been achieved for Designated Executive Officers.

         (b) After that, the final Award shall be computed for each Participant as determined by the Plan Administrator according to the pre-established performance measures and goals and the requirements of this Plan.

         (c) Award amounts may vary above or below the Target Incentive Award based on the level of achievement of the applicable pre-established corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan.

         (d) For Designated Executive Officers, the final Award determination shall be solely a function of the degree to which the pre-established performance measures and goals have been achieved -- but the Plan Administrator may adjust such final Award determinations downward.


ARTICLE 6 - ANNUAL INCENTIVE AWARDS

6.1      PAYMENT OF AWARDS:

         (a) Awards shall be paid in cash within 90 calendar days after the end of each Plan Year.

         (b) No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific Company asset. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

6.2      TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT:

         (a) If a Participant's employment is terminated by reason of Disability, Retirement, involuntary termination other than for Cause, or death, the Plan Administrator may prorate the final Award determination made pursuant to Section 5.8. The prorated payout shall be based upon the length of time that the Participant participated in the Plan during the Plan Year and the level of achievement of applicable performance goals. Such prorated Award shall be permitted for Designated Executive Officers only to the extent permitted in Section 12.3.

         (b) The final Award determined pursuant to this Section shall be paid in cash, within 90 calendar days following the end of the Plan Year in which employment termination occurs or such other date as determined by the Plan Administrator.

6.3 TERMINATION OF EMPLOYMENT FOR OTHER REASONS: If a Participant's employment is terminated before the end of the Plan Year for any reason other than those reasons described in Section 6.2 (including for reason of a leave of absence granted by the Company), the Participant shall forfeit all of the Participant's rights to a final Award for the Plan Year then in progress. The Plan Administrator may, however, pay a prorated final Award for the portion of the Plan Year that the Participant was employed by the

         Company, computed as determined by the Plan Administrator. Such prorated Award shall be permitted for Designated Executive Officers only to the extent permitted in Section 12.3.


ARTICLE 7 - LONG TERM INCENTIVE AWARDS

7.1      GENERALLY:

         (a) Grant of Awards: Subject to Article 4, the Plan Administrator, at any time and from time to time, may, in its discretion, grant or award Options, MVU's, Restricted Stock, Freestanding SAR's, Tandem SAR's, Performance Units, cash, or any combination thereof to Participants in such amounts as the Plan Administrator shall determine. The Plan Administrator may apply Performance Periods and performance measures, and may set threshold, target, and maximum goals for each type of Award, as it chooses.

         (b) Source of Shares: The source of Shares delivered to Participants under this Plan shall be limited to Shares purchased by the Company from time to time for the purpose of funding the operation of this Plan. The Company shall maintain a separate accounting of Shares purchased for this purpose.

         (c) Termination of Employment: Each Participant's Award Agreement shall set out the extent to which the Participant may (as the case may be):

                  (1)      receive unvested Restricted Shares;

                  (2)      receive the value of MVU's or Performance Units;

                  (3)      exercise Options;

                  (4)      exercise SAR's; or

                  (5)      receive payment in cash;

                  following termination of employment with the Company and/or its Subsidiaries. If a Designated Executive Officer retires holding Shares of Restricted Stock which qualify for the Performance-Based Exception, however, those Shares shall vest on the schedule set when they were granted and not sooner.

                  Such provisions shall be determined in the Plan Administrator's sole discretion, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards granted or issued pursuant to this Article, and may reflect distinctions based on the reasons for termination of employment.

         (d) Other Restrictions: Subject to Article 8, the Plan Administrator may impose such other conditions and/or restrictions on any Long-Term Incentive Awards granted pursuant to the Plan as the Plan Administrator deems advisable, including time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

7.2    RESTRICTED STOCK:

         (a) Award Agreement: Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other terms as the Plan Administrator shall determine.

         (b) Non-Transferability: Except as provided in this Article, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable Period of Restriction established by the Plan Administrator and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant's lifetime, only that Participant may exercise any rights with respect to the Restricted Stock granted to that Participant.

         (c)      Other Restrictions on Restricted Stock:

                  (1) The Company shall keep custody of the certificates representing Shares of Restricted Stock until all conditions and/or restrictions applicable to such Shares have been satisfied.

                  (2) Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

                  (3) For the Plan Year ending April 30, 1995, the number of shares of Restricted Stock to be awarded under this Section shall not exceed the maximum number that could have been awarded under the Brown-Forman Corporation Restricted Stock Plan in effect on April 30, 1994, and the conditions imposed with respect to such shares shall not result in compensation payable under any Award that exceeds the compensation that would have been payable under the terms of the Brown-Forman Corporation Restricted Stock Plan in effect on April 30, 1994.

         (d) Voting Rights: During the Period of Restriction, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

         (e)      Dividends and Other Distributions:

                  (1) During the Period of Restriction, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate.

                  (2) Without limiting the generality of the preceding paragraph, if the grant or vesting of Restricted Shares granted to a Designated Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Plan Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such

                           Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

                  (3) If any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

7.3      MARKET VALUE UNITS ("MVU'S"):

         (a) Award Agreement: Each MVU grant shall be evidenced by an Award Agreement that shall specify the duration of the MVU, the number of Shares on which the MVU grant is based, and such other terms as the Plan Administrator shall determine.

         (b) Non-Transferability: Except as provided in this Article, the MVU's granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant's lifetime, only that Participant may exercise any rights with respect to the MVU's granted to that Participant.

         (c)      Dividends and Other Distributions:

                  (1) During the MVU's duration, Participants holding MVU's may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate.

                  (2) Without limiting the generality of the preceding paragraph, if the grant or vesting of MVU's granted to a Designated Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Plan Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such MVU's, such that the dividends and/or the MVU's maintain eligibility for the Performance-Based Exception.

                  (3) If any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the duration of the MVU's with respect to which the dividend is paid.

         (d)      Payment of MVU Amount:

                  (1) Upon vesting of MVU's, a Participant shall be entitled to receive payment from the Company for the Fair Market Value of a Share multiplied by the number of MVU's vesting.

                  (2) The Plan Administrator may allow for payment upon MVU vesting to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

7.4      STOCK OPTIONS:

         (a) Award Agreement: Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option's duration, the number of Shares to which the Option pertains, and such other terms as the Plan Administrator shall determine. The Award Agreement shall also specify whether the Option is intended to be an ISO, Indexed Option, or an NQSO, and what Performance Period (if any) applies. Even if an option is designated as an ISO, it shall be treated as an NQSO to the extent the Fair Market Value of the Shares with respect to which ISO's are exercisable for the first time by any Participant exceeds $100,000.

         (b) Option Price and Duration: The Option Price for each grant of an Option under this Plan shall be at least 100% of the Fair Market Value of a Share on the date the Option is granted. Options may be Indexed Options. Each Option granted to an Employee shall expire as the Plan Administrator shall determine at the time of grant -- but no Option shall be exercisable later than the tenth anniversary of its grant.

         (c) Exercise of Options: Options granted under this Section shall be exercisable at such times and be subject to such restrictions and conditions as the Plan Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.

         (d)      Payment:

                  (1) Options granted under this Section shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  (2) The Option Price upon exercise of any Option shall be payable to the Company in full either:

                           (A)      in cash or its equivalent, or

                           (B) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (but only if the Shares which are tendered have been held by the Participant for at least six months before their tender to satisfy the Option Price); or

                           (C)      by a combination of (A) and (B).

                  (3) The Plan Administrator also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Plan Administrator determines to be consistent with the Plan's purpose and applicable law.

                  (4) As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares bought under the Option(s).

         (e) Restrictions on Share Transferability: The Plan Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         (f) Non-transferability: Except as otherwise provided in an Award Agreement, (1) During a Participant's lifetime, only the Participant may exercise any Option granted to such Participant, (2) Participants may not sell, pledge, assign, or otherwise alienate their Options, and (3) Participants may transfer Options only by will or by the laws of descent and distribution.

7.5      STOCK APPRECIATION RIGHTS ("SAR'S"):

         (a) Award Agreement: Each SAR grant shall be evidenced by an Award Agreement specifying the grant price, the SAR's duration, and such other terms as the Plan Administrator shall determine.

         (b) Grant Prices and Duration of SAR's: The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of the SAR grant. The grant price of Tandem SAR's shall equal the Option Price of the related Option. The term of an SAR granted under the Plan shall be determined by the Plan Administrator -- but such term shall not exceed ten years.

         (c)      Exercise of Tandem SAR's:

                  (1) Tandem SAR's may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                  (2) Notwithstanding any other contrary Plan provision, with respect to a Tandem SAR granted in connection with an ISO:

                           (A) the Tandem SAR will expire no later than the expiration of the underlying ISO;

                           (B) the payout value with respect to the Tandem SAR may not exceed 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and

                           (C) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         (d) Exercise of Freestanding SAR's: Freestanding SAR's may be exercised upon whatever terms and conditions the Plan Administrator imposes upon them.

         (e)      Payment of SAR Amount:

                  (1) Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                           (A) the difference between the Fair Market Value of a Share on the date of exercise and the grant price; by

                           (B) the number of Shares with respect to which the SAR is exercised.

                  (2) The Plan Administrator may allow for payment upon SAR exercise to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

         (f) Rule 16b-3 Requirements: Notwithstanding any other Plan term, the Plan Administrator may impose such conditions on exercise of an SAR (including limiting the exercise to specified periods) as may be required to comply with Section 16 of the Exchange Act.

         (g)      Non-transferability: Except as otherwise provided in an Award
                  Agreement:

                  (1) During a Participant's lifetime, only the Participant may exercise any SAR granted to such Participant.

                  (2) Participants may not sell, pledge, assign, or otherwise alienate their SAR's.

                  (3) Participants may transfer SAR's only by will or by the laws of descent and distribution.

7.6      PERFORMANCE UNITS:

         (a) Award Agreement: Each Performance Unit grant shall be evidenced by an Award Agreement specifying an initial value for each Performance Unit as of its grant date, as well as performance goals which will determine the number and/or value of Performance Units that will be paid out to the Participant at the end of the Performance Period. Performance goals may be based on the performance of: the Company; its Shares; any of its divisions, subsidiaries, or other business units; or any combination of such performance measures.

         (b)      Form and Timing of Payment of Performance Units:

                  (1) The Plan Administrator may allow for payment of Performance Units to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

                  (2) Payment of earned Performance Units shall be made as soon as practicable following the close of the applicable Performance Period.

                  (3) The Plan Administrator may allow Participants to elect to defer the receipt of Performance Unit payouts upon such terms as the Plan Administrator deems appropriate, as long as Participants make such deferral elections before the relevant Performance Period begins.

         (c)      Non-transferability: Except as otherwise provided in an Award
                  Agreement:

                  (1) During a Participant's lifetime, only the Participant or the Participant's legal representative may exercise any Plan rights related to Performance Units.

                  (2) Participants may not sell, pledge, assign, or otherwise alienate their Performance Units.

                  (3) Participants may transfer Performance Units only by will or by the laws of descent and distribution.

7.7 CASH PAYMENT OF AWARDS OTHERWISE PAYABLE IN SHARES: The Plan Administrator may allow for payment of a Long Term Incentive Award otherwise payable in Shares to be paid in cash. Such a cash equivalent Award shall be:

         (a) computed as the value of the Participant's long-term bonus opportunity at the end of the Performance Period, adjusted for the actual performance results; and

         (b) paid to the Participant upon vesting after the end of the Performance Period.


ARTICLE 8 - PERFORMANCE MEASURES

8.1 GENERALLY: As soon in each Fiscal Year as is necessary to comply with Code Section 162(m), the Plan Administrator shall establish performance goals for each Plan Year and Performance Period for each type of Award to be awarded or granted under this Plan. The goals may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan -- but all such goals applicable to Designated Executive Officers shall qualify for the Performance-Based Exception under Code Section 162(m) unless and until the Plan Administrator determines that, pursuant to Section 12.3, one or more Award need not qualify for the Performance-Based Exception.

8.2 PERFORMANCE THRESHOLD: The Plan Administrator may establish minimum levels of performance which must be achieved during a Plan Year or Performance Period before any Awards shall be paid to Participants. Such minimum levels of performance may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan. The Plan Administrator will certify in writing prior to grant or payment of any Award to a Designated Executive Officer that the performance goals and other material terms of the Award were satisfied, to the extent such certification is required by the Performance-Based Exception.

8.3 MAXIMUM AWARDS: Subject to Section 4.1, the Plan Administrator may establish guidelines governing the maximum Awards that Participants may earn (either in the aggregate, by employee class, or among individual Participants) during each Plan Year or Performance Period. Such guidelines may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan. Subject to Sections
         4.1 and 4.2, the Plan Administrator will establish a Maximum Award for each type of Award granted to a Designated Executive Officer for each Plan Year or Performance Period.

8.4 PERFORMANCE MEASURES FOR DESIGNATED EXECUTIVE OFFICERS: Unless and until the Plan Administrator proposes for shareholder vote and shareholders approve a change in the general performance measures set out in this Article, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Designated Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be based on one or more of the following alternatives, as chosen by the Plan Administrator, except that, unless otherwise required to satisfy the Performance-Based Exception, the Plan Administrator shall not be required to establish performance measures with respect to the grant of a stock option or SAR if the exercise price equals or exceeds the Fair Market Value of the underlying Shares on the date of grant:

         (a) "EARNINGS PER SHARE," as reported in the Company's annual report, adjusted to reflect predetermined excluded items pre-established pursuant to Code Section 162(m).

         (b) "BUSINESS VALUE ADDED" is a measure based on Adjusted Net Income, for the Plan Year or Performance Period, minus the cost of Average Capital Employed. For the purposes of this definition:

                  (1) Adjusted Net Income is defined to mean after-tax net income adjusted for after-tax interest income and expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                  (2) Average Capital Employed is defined to mean total assets, reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

         (c) "RETURN ON INVESTMENT" is a measure based on Bonus Operating Income, after tax, divided by Average Invested Capital. For the purposes of this definition:

                  (1) Bonus Operating Income is defined to mean operating income adjusted for managerial bonus expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                  (2) Average Invested Capital is defined to mean total assets reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

                  Business Value Added and Return on Investment may be based on the performance of the Company or on one or more of its subsidiaries, divisions, or other business units.

8.5 PERFORMANCE MEASURES FOR OTHER PARTICIPANTS: For Participants other than Designated Executive Officers, the Plan Administrator may approve and adopt either the performance measures set out in Section 8.4 or other performance measures without obtaining shareholder approval.

8.6 ADJUSTMENTS: The Plan Administrator may adjust the compensation payable upon the attainment of the pre-established performance goals, but the Plan Administrator may not adjust upward any Awards which are designed to qualify for the Performance-Based Exception, and which are held by Designated Executive Officers.

8.7 OTHER CHANGES: If applicable tax and/or securities laws change to permit Plan Administrator discretion to change the governing performance measures without obtaining shareholder approval of such changes, the Plan Administrator may make such changes without obtaining shareholder approval. In addition, if the Plan Administrator determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Plan Administrator may make such grants without satisfying the requirements of Code Section 162(m).


ARTICLE 9 - BENEFICIARY DESIGNATION

9.1 Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid if the Participant dies before receiving any or all of such benefit.

9.2 Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

9.3 Absent such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 10 - DEFERRALS AND SPECIAL AWARDS/GRANTS

10.1 BY EMPLOYEES: The Plan Administrator may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Awards, the exercise of an Option or SAR, or the lapse or waiver of restrictions with respect to Restricted Stock or MVU's. If any such deferral election is required or permitted, the Plan Administrator shall establish rules and procedures for such payment deferrals. Such rules and procedures shall be consistent with the provisions of Code Section 162(m) where applicable.

10.2 BY NON-EMPLOYEE DIRECTORS: Each non-Employee Director may elect to receive payment in Shares for all or any part of Director's retainer and/or committee fees for service on the Board and any of its committees. The amount of Shares then issuable shall be based on their Fair Market Value on the dates such retainer fees are otherwise due and payable to the non-Employee Director. The Company shall deliver certificates evidencing such Shares promptly following such date. An election under this Section must be delivered in writing to the Company's Secretary at least six months before the payment date, and must be irrevocable.

10.3 SPECIAL AWARDS/GRANTS: The Plan Administrator may, in its discretion, approve a grant of Options, MVU's, Restricted Stock, Freestanding SAR's, cash and/or Tandem SAR's to an employee as may be recommended, from time to time.

ARTICLE 11 - CHANGE IN CONTROL

11.1 TREATMENT OF OUTSTANDING AWARDS MADE BEFORE JULY 1, 1999: Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SAR's granted shall become immediately exercisable, and shall remain exercisable throughout their entire term.

         (b) Any restriction periods and restrictions imposed on Restricted Shares or MVU's shall lapse.

         (c) The target payout opportunities attainable under all outstanding Awards shall be deemed to have been earned through the effective date of the Change in Control. The vesting of all Awards shall be accelerated as of the effective date of the Change in Control, and the Company shall pay out in cash to Participants within 30 days following the effective date of the Change in Control a pro rata portion of all targeted cash payout opportunities associated with outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date; provided, however, that no payouts will be accelerated based on Awards granted less than six months before the effective date of the Change in Control.

         (d) Subject to Article 12, the Plan Administrator may modify the Awards as determined by the Plan Administrator to be appropriate before the effective date of the Change in Control.

11.2     TREATMENT OF OUTSTANDING AWARDS MADE AFTER JUNE 30, 1999:
         Notwithstanding anything in this Plan to the contrary, with respect to Awards granted after June 30, 1999, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

                     (a) Any and all Options and SAR's granted shall become immediately vested and non-forfeitable upon the occurrence of the Change in Control; provided, that such Options and SAR's shall become exercisable pursuant to their original vesting schedule, notwithstanding any earlier termination of employment of a Participant, except that if within one year following a Change in Control, a Participant's employment is terminated by the Company without Cause or by the Participant within 60 days after the Participant becomes aware of an event constituting a Constructive Discharge, upon the effective date of such employment termination, the Participant's Options and SAR's shall become immediately exercisable and shall remain exercisable until 30 days following the original scheduled vesting date of such Options and SAR's. If a Participant is no longer an Employee as of the original vesting date under the vesting schedule for an Option or SAR, and has not terminated employment under one of the circumstances described in the immediately preceding sentence, the Participant's Option and SAR shall nonetheless become exercisable on the original vesting date and remain exercisable for 30 days following the original vesting date.

                     (b) If within one year following a Change in Control, a Participant's employment is terminated by the Company without Cause or by the Participant within 60 days after the Participant becomes aware of an event constituting a Constructive Discharge, upon the effective date of such employment termination;

                     (i) any restriction periods and restrictions imposed on Restricted Shares or MVU's granted to a Participant shall lapse,

                     (ii) the Target Incentive Awards attainable under all outstanding Awards of the Participant shall be deemed to have been earned, and

                     (iii) the vesting of all outstanding Awards of the
                           Participant shall be accelerated, and the Company shall pay out in cash to the Participant within 30 days following the effective date of the employment termination a pro rata portion of all Target Incentive Award cash payout opportunities associated with outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date. This subparagraph (b) shall not apply to Options and SAR's.

11.3 TREATMENT OF OUTSTANDING OPTION AND SAR AWARDS MADE AFTER JUNE 30, 1999 UPON A POTENTIAL CHANGE IN CONTROL. Notwithstanding anything in this Plan to the contrary, with respect to Options and SAR's granted after June 30, 1999, in the event of a Potential Change in Control, the following restrictions shall apply to any such outstanding Options and
         SAR's:

                  (a)               Except as otherwise provided in this Section
                           11.3, any Option (or SAR) exercised by a Participant during a Restricted Period shall be exercisable solely for a lump sum cash payment from the Company equal to the product of (i) the number of Shares for which the Option (or SAR) is being exercised, times
                           (ii) the excess, if any, of (A) the "Adjusted Market Value" per Share of the Shares subject to the Option (or SAR), over (B) the exercise (or grant price) per Share of such Option (or SAR). The Board Compensation Committee may, in its discretion, provide the Participant with Shares with a Fair Market Value equal to the cash payment otherwise due upon exercise pursuant to the immediately preceding sentence, in lieu of the cash payment. This Section 11.3(a) shall not be applicable if the Fair Market Value per Share is less than the Adjusted Market Value per Share of the Shares subject to an Option (or SAR) upon the date a Participant exercises a Stock Option (or SAR), unless the Board Compensation Committee specifically determines it to be applicable in its sole discretion.

                  (b)               For purposes of this Section 11.3, "Adjusted
                           Market Value" shall mean the Base Period Fair Market Value as adjusted, on a pro rata monthly basis at the beginning of each month, from the end of the Base Period (the date of grant for Options (and SAR's) granted during the Restricted Period prior to a Change in Control shall be the end of the Base Period for such Options and SAR's) until the exercise date of the Option (or SAR), by the greater of (i) 5% per year or (ii) the percentage increase (or decrease) in the S&P 500 composite index for the previous calendar month.

                  (c)               This Section 11.3 shall continue to apply
                           following a Change in Control; provided, that in the event that in connection with a Change in Control, Shares are converted into or exchanged for cash, or for securities that are not publicly traded, the Company shall, immediately before such Change in Control, set aside in an escrow account for the benefit of each Participant an amount equal to the potential cash payment (under subparagraph (a) above) for the Participant, with such escrow amount to be adjusted on a quarterly basis following the Change in Control to provide for sufficient funding to pay such amounts to Participants.

11.4 ACCELERATION OF AWARD VESTING: Notwithstanding any provision of this Plan or any Award Agreement provision to the contrary, other than during a Restricted Period or in anticipation of the occurrence of a Potential Change in Control or of a Change in Control, the Plan Administrator may at any time accelerate the vesting of any Award granted under the Plan to a Participant, including without limitation acceleration to such a date that would result in said Awards becoming immediately vested.

11.5     TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE IN CONTROL
         PROVISIONS: Sections 11.2, 11.3, 11.4, 11.5, and any other provisions of the Plan that would materially impact the operation or intent of Sections 11.2, 11.3, 11.4 and 11.5, shall not be amended by the Board or waived by the Company in a manner favorable to Participants without approval by more than 75 percent of the combined voting power of the Outstanding Voting Securities of Brown-Forman Corporation; provided, that if following a Change in Control, Brown-Forman Corporation (or its successor corporation) is not a publicly-traded corporation, and is a direct or indirect subsidiary of a publicly-traded corporation, the shareholder approval required by this Section 11.5 must be approval by more than 75 percent of the combined voting power of the Outstanding Voting Securities of the publicly-traded corporation that is the direct or indirect parent of Brown-Forman Corporation (or its successor corporation). Notwithstanding the foregoing, the Board Compensation Committee may, in its discretion, waive the effect of Section 11.3 following a Potential Change in Control described in Section 2.43; provided, that, the waiver must by approved by the Board Compensation Committee prior to the occurrence of a Change in Control. Notwithstanding any other Plan term or any Award Agreement term, this Article may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award already granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

11.6 OPTIONAL GROSS-UP FOR EXCISE TAXES: If, for any reason, any part or all of the amounts payable to a Participant pursuant to this Plan (or otherwise, if the Company or any of its Subsidiaries pays amounts after there has been a Change in Control) are deemed to be "excess parachute payments" within the meaning of Code Section 280G(b)(1), the Plan Administrator may, in its sole discretion, provide in the Award Agreement that the Company shall pay to such Participant, in addition to any other amounts the Participant may be entitled to receive pursuant to this Plan, an amount which after all Federal, state, and local taxes (of whatever kind) imposed on the Participant with respect to such amount are subtracted therefrom, equals the excise taxes imposed on such excess parachute payments under Code Section 4999.



ARTICLE 12 - AMENDMENT, MODIFICATION, AND TERMINATION

12.1     GENERALLY:

         (a) Except as limited by the provisions of Section 11.5 above, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part -- but no amendment needing shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless such amendment shall be approved by the requisite vote of Company shareholders entitled to vote on it.

         (b) Except as provided by the Plan or by the terms of an Award, the Plan Administrator may not cancel outstanding Awards and issue substitute Awards without the written consent of the Participant holding such Award.

12.2 OUTSTANDING AWARDS: No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Award under the Plan without the written consent of the Participant holding such Award.

12.3 COMPLIANCE WITH CODE SECTION 162(M): At all times when Code Section 162(m) applies, all Awards granted to Designated Executive Officers under this Plan shall comply with its requirements, unless the Plan Administrator expressly determines that compliance is not desired with respect to any Award or Awards available for grant under the Plan. In addition, such Award(s) need not comply if changes are made to Code
         Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, in which case the Plan Administrator may, subject to this Article, make any adjustments it deems appropriate. However, an Award made available for grant to a Designated Executive Officer as performance-based cannot be replaced by a non-performance-based Award if performance goals are not achieved, nor can the characterization of an Executive Officer as a Designated Executive Officer, once made, be changed for a given Performance Period.


ARTICLE 13 - WITHHOLDING

13.1 TAX WITHHOLDING: The Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

13.2 SHARE WITHHOLDING: With respect to withholding required upon the exercise of Options or SAR's, upon the lapse of restrictions on Restricted Stock, the payment of MVU's, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Plan Administrator, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, shall be made in writing, shall be signed by the Participant, and shall be subject to any restrictions or limitations that the Plan Administrator deems appropriate.


ARTICLE 14 - INDEMNIFICATION

14.1 GENERALLY: The Company shall indemnify and hold harmless each current and former Director against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Director in connection with or resulting from any claim, action, suit, or proceeding to which such Director may be a party or in which such Director may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such Director in settlement thereof, with the Company's approval, or paid by such Director in satisfaction of any judgment in any such action, suit, or proceeding against such Director -- but only if such Director gives the Company an opportunity, at its own expense, to handle and defend the same before such Director undertakes to handle and defend it personally.

14.2 NON-EXCLUSIVITY: This right of indemnification shall not exclude any other indemnification rights to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 15 - LEGAL CONSTRUCTION

15.1 SEVERABILITY: If any Plan section is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.2 REQUIREMENTS OF LAW: The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.3 SECURITIES LAW COMPLIANCE: With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3. To the extent any Plan provision or action by the Plan Administrator fails to so comply, it shall be deemed void, to the extent permitted by law and deemed advisable by the Plan Administrator.

15.4 SUCCESSORS: All Company obligations under the Plan with respect to Awards granted shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the Company's business and/or assets.

15.5 GOVERNING LAW: To the extent not preempted by Federal law, the Plan, and all agreements made under it, shall be construed in accordance with and governed by the laws of the State of Delaware.